UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2004

ITC^DeltaCom, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23253	58-2301135
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1791 O.G. Skinner Drive
West Point, Georgia	31833
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 385-8000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Pursuant to Item 1.01 of its Current Report on Form 8-K dated September 8, 2004, ITC^DeltaCom, Inc. (“ITC^DeltaCom”) reported that it had entered into various definitive agreements, including the following two agreements:

1.	a definitive Agreement and Plan of Merger, dated as of September 8, 2004, among ITC^DeltaCom, a wholly owned subsidiary of ITC^DeltaCom, Florida Digital Network, Inc. (“FDN”) and certain stockholders of FDN providing for the merger of FDN with such wholly owned subsidiary of ITC^DeltaCom, pursuant to which FDN will become a wholly owned subsidiary of ITC^DeltaCom; and

2.	a definitive Agreement and Plan of Merger, dated as of September 8, 2004, among ITC^DeltaCom, a wholly owned subsidiary of ITC^DeltaCom, NT Corporation (“NTC”) and certain stockholders of NTC providing for the merger of NTC with such wholly owned subsidiary of ITC^DeltaCom, pursuant to which NTC will become a wholly owned subsidiary of ITC^DeltaCom.

ITC^DeltaCom herewith files pursuant to Item 9.01 the documents specified therein relating to the foregoing transactions as exhibits to the Current Report on Form 8-K dated September 8, 2004, as amended.

ITC^DeltaCom will file with the SEC registration statements on Form S-4, which will contain a proxy statement/prospectus of ITC^DeltaCom with respect to each proposed transaction, as well as other relevant documents concerning the proposed transactions. Investors are urged to read the proxy statement/prospectus for each transaction when it becomes available and any other relevant documents filed with the SEC, because they will contain important information. The proxy statement/prospectus for each transaction will be mailed to stockholders of ITC^DeltaCom prior to their stockholder meeting. In addition, interested parties will be able to obtain the Form S-4 registration statements, including the exhibits filed therewith, free of charge at the Web site maintained by the SEC at www.sec.gov. The proxy statement/prospectus for each transaction and these other documents also may be obtained free of charge from ITC^DeltaCom by directing a request to 1791 O.G. Skinner Drive, West Point, Georgia 31833, Attn: Investor Relations.

ITC^DeltaCom and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of ITC^DeltaCom in connection with the proposed transactions. Information about the directors and executive officers of ITC^DeltaCom and their ownership of ITC^DeltaCom common stock and other ITC^DeltaCom voting securities is included in ITC^DeltaCom’s proxy statement for its 2004 annual meeting of stockholders, which it filed with the SEC on April 1, 2004. This document is available free of charge at the Web site maintained by the SEC at www.sec.gov and from ITC^DeltaCom as described above. Additional information regarding interests in the transaction of participants in the proxy solicitation may be obtained by reading the proxy statement/prospectus regarding each proposed transaction when it becomes available.

Investors should read the proxy statement/prospectus for each proposed transaction carefully when it becomes available before making any voting or investment decisions.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of September 8, 2004, among ITC^DeltaCom, Inc., Boatramp Co., Florida Digital Network, Inc., and the Principal Stockholders of Florida Digital Network, Inc.

2.2	Agreement and Plan of Merger, dated as of September 8, 2004, among ITC^DeltaCom, Inc., Starlight Florida Co., NT Corporation, and the Principal Stockholders of NT Corporation.

10.1	Voting Agreement, dated as of September 8, 2004, among Florida Digital Network, Inc., WCAS Capital Partners III, L.P., Welsh, Carson, Anderson & Stowe VIII, L.P. and, for the purposes specified therein, ITC^DeltaCom, Inc.

10.2	Voting Agreement, dated as of September 8, 2004, among NT Corporation, WCAS Capital Partners III, L.P., Welsh, Carson, Anderson & Stowe VIII, L.P. and, for the purposes specified therein, ITC^DeltaCom, Inc.

10.3	Amendment No. 2 to Registration Rights Agreement, dated as of September 8, 2004, among ITC^DeltaCom, Inc. and each Person listed on the signature pages thereof under the heading “WCAS Securityholders.”

10.4	Amendment No. 2 to Registration Rights Agreement, dated as of September 8, 2004, among ITC^DeltaCom, Inc. and each Person listed on the signature pages thereof under the heading “Series A Preferred Stockholders.”

10.5	Agreement and Amendment No. 3 to Agreement and Plan of Merger, dated as of September 8, 2004, among ITC^DeltaCom, Inc. and the WCAS Securityholders named therein relating to the Agreement and Plan of Merger, dated as of July 2, 2003, as amended, among BTI Telecom Corp., ITC^DeltaCom, Inc., 8DBC1 Corp. and the WCAS Securityholders named therein.

99.1	Form of Governance Agreement among ITC^DeltaCom, Inc. and the Securityholders of ITC^DeltaCom, Inc. named therein.

99.2	Form of Registration Rights Agreement among ITC^DeltaCom, Inc. and each Person listed on the signature pages thereof under the heading “FD Stockholders.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2004	ITC^DELTACOM, INC.

/s/ J. Thomas Mullis
J. Thomas Mullis Senior Vice President-Legal and Regulatory

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of September 8, 2004, among ITC^DeltaCom, Inc., Boatramp Co., Florida Digital Network, Inc., and the Principal Stockholders of Florida Digital Network, Inc.

2.2	Agreement and Plan of Merger, dated as of September 8, 2004, among ITC^DeltaCom, Inc., Starlight Florida Co., NT Corporation, and the Principal Stockholders of NT Corporation.

10.1	Voting Agreement, dated as of September 8, 2004, among Florida Digital Network, Inc., WCAS Capital Partners III, L.P., Welsh, Carson, Anderson & Stowe VIII, L.P. and, for the purposes specified therein, ITC^DeltaCom, Inc.

10.2	Voting Agreement, dated as of September 8, 2004, among NT Corporation, WCAS Capital Partners III, L.P., Welsh, Carson, Anderson & Stowe VIII, L.P. and, for the purposes specified therein, ITC^DeltaCom, Inc.

10.3	Amendment No. 2 to Registration Rights Agreement, dated as of September 8, 2004, among ITC^DeltaCom, Inc. and each Person listed on the signature pages thereof under the heading “WCAS Securityholders.”

10.4	Amendment No. 2 to Registration Rights Agreement, dated as of September 8, 2004, among ITC^DeltaCom, Inc. and each Person listed on the signature pages thereof under the heading “Series A Preferred Stockholders.”

10.5	Agreement and Amendment No. 3 to Agreement and Plan of Merger, dated as of September 8, 2004, among ITC^DeltaCom, Inc. and the WCAS Securityholders named therein relating to the Agreement and Plan of Merger, dated as of July 2, 2003, as amended, among BTI Telecom Corp., ITC^DeltaCom, Inc., 8DBC1 Corp. and the WCAS Securityholders named therein.

99.1	Form of Governance Agreement among ITC^DeltaCom, Inc. and the Securityholders of ITC^DeltaCom, Inc. named therein.

99.2	Form of Registration Rights Agreement among ITC^DeltaCom, Inc. and each Person listed on the signature pages thereof under the heading “FD Stockholders.”

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